UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 6, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


        001-10382                                       23-2131580
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  (Commission File Number)                 (IRS Employer Identification Number)


             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)


                                 (610) 666-7500
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

         On March 10, 2004, Valley Forge Scientific Corp. (the "Valley Forge") and Codman & Shurtleff, Inc. ("Codman") entered into an amendment ("Amendment No. 1") to an agreement, which Valley Forge and Codman & Shurtleff entered into on October 15, 2004 ("Codman Agreement").

         On May 6, 2005, in accordance with the terms of Amendment No. 1, Valley Forge notified Codman that effective July 15, 2005 Codman will be the nonexclusive worldwide distributor of Valley Forge's existing products in the fields of neurocranial and neurospinal surgery. Prior to July 15, 2005, Codman will continue to be the exclusive worldwide distributor of Valley Forge's existing products in those fields.

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                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 11, 2005

                                       VALLEY FORGE SCIENTIFIC CORP


                                       By: /s/ JERRY L. MALIS
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                                           Jerry L. Malis, President and
                                           Chief Executive Officer



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